Exhibit 10.2

A.K.A. BRANDS HOLDINGS CORP.

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”), dated as of June 23, 2021, is made by and among a.k.a. Brands Holdings Corp., a Delaware corporation (the “Company”), New Excelerate, L.P., a Cayman exempted limited partnership (the “Sponsor”), certain equityholders of the Company (the “Management Stockholders”), and the Summit Investors (as defined below). The Sponsor and the Management Stockholders are collectively referred to herein as the “Stockholders” and individually as a “Stockholder.” Except as otherwise provided herein, capitalized terms used herein are defined in Section 4(a) hereof.

WHEREAS, certain Stockholders are party to that Second Amended and Restated Agreement of Exempted Limited Partnership of Excelerate. L.P., a Cayman Island exempted limited partnership (“Excelerate”), dated as of September 24, 2018 (the “Excelerate LPA”).

WHEREAS, certain Stockholders are party to that Amended and Restated Agreement of Exempted Limited Partnership of CK Holdings, L.P., a Cayman Islands exempted limited partnership (“CK”), dated as of March 31, 2021 (the “CK LPA”).

WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission in connection with an initial public offering of its Common Stock (the “IPO”).

WHEREAS, in connection with the IPO, the Management Stockholders shall have exchanged their equity securities in Excelerate or CK to the Company for shares of Common Stock of the Company pursuant to the terms of a Contribution Agreement to be entered into between each Management Stockholder, the Company, and the other parties thereto (the “Contribution Agreements”).

WHEREAS, the Company and the Stockholders are entering into this Agreement to, among other things, continue certain of the covenants, obligations and agreements currently set forth in Article IX of each of the Excelerate LPA and CK LPA regarding the sale of shares of Common Stock of the Company held by Management Holders (as defined below) following the IPO.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Representations and Warranties. Each Stockholder represents and warrants that (a) such Stockholder is the owner of the number of equity securities of Excelerate and/or CK set forth in such Stockholder’s Contribution Agreement, (b) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (c) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with, or violates any provision of this Agreement.

2. Restrictions on Transfer of Common Stock.

(a) General Restrictions on Transfer. Except as otherwise expressly provided in this Section 2, a Management Holder may Transfer Common Stock only at such time as a Sponsor Entity is also selling Common Stock in a Sale Transaction and then only up to a number of shares of Common Stock (a “Transfer Amount”) equal to the product of (1) the aggregate number of Management Holder Shares held by such Management Holder immediately prior to such Sale Transaction (excluding for this purpose shares of Common Stock that are already transferable by such Management Holder as a result of one or more Transfer Amounts available to such Management Holder as a result of the application of the next occurring proviso below) multiplied by (2) a fraction, the numerator of which is the aggregate number of shares of Common Stock being sold by the Sponsor Entities in such Sale Transaction and the denominator of which is the total number of shares of Common Stock held by all Sponsor Entities immediately prior to such Sale Transaction; provided that, if at the time of any Sale Transaction by a Sponsor Entity (including as part of the IPO as contemplated by Section 2(b)), a Management Holder chooses not to Transfer any Transfer Amount or is otherwise restricted from Transferring or not permitted to Transfer all or any portion of any Transfer Amount at such time (including as part of the IPO), such Management Holder shall retain the right to Transfer an aggregate number of shares of Common Stock equal to such prior Transfer Amount(s) not sold by such Management Holder. Upon the written request from time to time of any Management Holder, the Company shall inform such Management Holder of the number of shares of Common Stock that such Management Holder may transfer in reliance on this Section 2 subject to the terms and conditions hereof.

(b) Notification of Planned Sale Transactions. In the event that a Sponsor Entity plans to sell Common Stock in a Sale Transaction, Sponsor will notify the Company in writing as promptly as practicable in advance of such Sale Transaction, and the Company will, within 3 days after receiving such notice from Sponsor, notify each Management Holder in writing of the proposed Sale Transaction, which written notice shall set forth (i) such Management Holder’s Transfer Amount as a result of such Sale Transaction and (ii) the number of shares of Common Stock, if any, that are already transferable by such Management Holder as a result of one or more Transfer Amounts available to such Management Holder as a result of the application of the proviso in the first sentence of Section 2(a)).

(c) Permitted Transfers. The restrictions on transfer set forth in Section 2(a) shall not apply to any Transfer of Common Stock (i) by an individual Management Stockholder to a wholly-owned company (an “Estate Company”), provided that (1) the relevant Management Stockholder manages such Estate Company and shall be its legal representative and executive officer, (2) the relevant Management Stockholder controls such Estate Company, and (3) the Estate Company does not contract or subscribe for any borrowing, loan, cash facility or advance of any kind except for shareholders’ advances that may be granted by the relevant Management Stockholder, and the Estate Company does not grant any security, or any right whatsoever over or relating to the shares that it holds or its own security, (ii) to a trust or vehicle established solely for the benefit of one or more member of a Management Stockholder’s Family Group solely for estate planning purposes (the “Trust”), provided that (1) the relevant Management Stockholder and Trust shall be jointly and severally obligated with respect to all obligations under this Agreement, and (2) the relevant trustees of the Trust provide such evidence of identity as Sponsor may require for anti-money laundering purposes, (iii) in the event of such Management Stockholder’s death, pursuant to will or applicable laws of descent or distribution, or (iv) to his or her legal guardian (in case of any mental incapacity); provided that the restrictions contained in this Agreement will continue to be applicable to such Common Stock after any Transfer pursuant to this Section 2(c). At least 15 days prior to the Transfer of Common Stock pursuant to this Section 2(c) (other than in the case of Transfers pursuant clause (iii) or (iv) above, in which case as promptly as practical following such Transfer), the transferee(s) will deliver a written notice to the Company, which notice shall disclose in reasonable detail the identity of such transferee(s), and such transferee shall agree to be bound by the terms of this Agreement applicable to the transferring Management Holder. Notwithstanding the foregoing, no Management Holder hereto shall avoid the provisions of Section 2(a) by (A) making one or more Transfers to one or more Permitted Transferees and then disposing of all or any portion of such party’s interest in any such Permitted Transferee or (B) Transferring the securities of any entity holding (directly or indirectly) Common Stock.

(d) Applicability of Restrictions on Transfer. Notwithstanding anything in this Agreement to the contrary, the restrictions on transfer set forth in this Section 2 shall not apply to any shares of Common Stock acquired or received by a Management Holder after the closing of the IPO, except as a result of any stock split, dividend, or similar transaction on shares of Common Stock acquired by such Management Stockholder pursuant to a Contribution Agreement.

(e) Registration Rights Agreement. Prior to the IPO, the parties hereto shall have either assigned the Registration Agreement, dated July 12, 2018, by and among certain of the Sponsor Entities, Excelerate LP, and the Bryett Enterprises Pty Ltd (the “Registration Agreement”) to the Company or shall have entered into a new registration agreement with the Company such that the parties hereto shall have substantially the same rights with regards to the Company as such parties do with respect to Holdings (as defined in the Registration Agreement) pursuant to the terms of the Registration Agreement. Notwithstanding the foregoing, and irrespective of whether the Registration Agreement is assigned or the parties enter into a new registration agreement, the Registration Agreement is hereby amended to:

(i)	remove the below language from the first sentence of Section 1E of the Registration Agreement:

“Holdings shall not include in any Demand Registration that is an underwritten offering any securities that are held by an employee of Holdings or any of its Subsidiaries or any Person controlled by or affiliated with any such employee without the prior written consent of the managing underwriters.”

(ii)	remove the below language from the last sentence of Section 2A of the Registration Agreement:

“provided, Holdings shall not include in any Piggyback Registration that is an underwritten offering any securities that are held by an employee of Holdings or any of its Subsidiaries or any Person controlled by or affiliated with any such employee without the prior written consent of the managing underwriters.”

(iii)	provide one Demand Registration (as defined in the Registration Agreement) for each Management Stockholder exercisable after the four (4) year anniversary of the IPO; and

(iv)

provide that (i) shares held by the Management Stockholders will constitute “Registrable Securities” under the Registration Agreement for so long as they are held by the Management Stockholders and will be entitled to piggyback registration rights under the Registration Agreement; and (ii) shares held by the Management Stockholders will be included in any registration initiated pursuant to the terms of the Registration Agreement irrespective of whether the Management Stockholders intend to sell pursuant to such registration, and the effectiveness of any such registration will be maintained by the Company until such time as the Management Stockholders have sold their Registrable Securities (as defined under the Registration Agreement).

3. Effectiveness. This Agreement is being executed on the date hereof and shall automatically become effective upon, but only upon, the consummation of the transactions contemplated by the Contribution Agreements and the IPO. If the IPO does not close by the one year anniversary of the date hereof, this Agreement shall be void and of no further force or effect.

4. Definitions.

(a) The following terms, as used in this Agreement, have the following meanings:

“Affiliate” means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

“Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

“Family Group” means, with respect to a Person who is an individual, such Person’s spouse and descendants (whether natural or adopted), and any trust, family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such Person or such Person’s spouse and/or descendants that is and remains solely for the benefit of such Person and/or such Person’s spouse and/or descendants and any retirement plan for such Person.

“Management Holder” means a Management Stockholder and its Permitted Transferees.

“Management Holder Shares” means a number of shares of Common Stock equal to the shares of Common Stock received by a Management Holder pursuant to a Contribution Agreement.

“Permitted Transferees” means (i) in the case of a Management Holder, a transferee of Common Stock permitted in accordance with Section 2(d) herein, and (ii) in the case of any Sponsor Entity, any Affiliate thereof.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Sale” means any sale of Common Stock (i) to the public pursuant to an offering registered under the Securities Act, and (ii) to the public pursuant to Rule 144 under the Securities Act (or any similar rule then in effect) effected through a broker, dealer or market maker.

“Sale Transaction” means a Public Sale or in any other transaction in which an Sponsor Entity Transfers shares of Common Stock to a party other than a Permitted Transferee.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Sponsor Entities” means, collectively, (i) the Sponsor, (ii) Summit Partners Entrepreneur Advisors Fund III, L.P., Summit Partners Growth Equity Fund IX-A AIV, L.P., Summit Partners Growth Equity Fund IX-B AIV, L.P., Summit Investors GE IX/VC IV, LLC, and Summit Investors GE IX/VC IV(UK), L.P. (collectively, the “Summit Investors”), and any additional entity through which the Sponsor or Summit Investors hold equity securities of the Company or any entity affiliated with the Company.

“Transfer” means to sell, transfer, assign, pledge or otherwise, directly or indirectly, dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

(b) Whenever this Agreement requires a calculation of shares of Common Stock held by the Sponsor, such calculation shall aggregate the number of shares of Common Stock held by any Sponsor Entity and its Permitted Transferees.

5. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Common Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Common Stock as the owner of such Common Stock for any purpose.

6. Termination. This Agreement shall terminate on the earlier of (a) such time as the Sponsor Entities no longer hold any shares of Common Stock, and (b) the four (4) year anniversary of the IPO; provided, however, the amendment to the Registration Agreement referenced in Section 2(f) shall survive any such termination.

7. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including the CK LPA and the Excelerate LPA, which will terminate following and conditioned upon the consummation of the transactions contemplated by the Contribution Agreements and the closing of the IPO. For the avoidance of doubt, this Agreement shall not supersede or preempt any obligations of any Stockholder under any “lock up” agreement executed by any Stockholder in connection with any registered offering of Common Stock from time to time during the term of this Agreement.

9. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

10. Remedies. The Company and the Stockholders shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages alone would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company or any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement either as an exclusive remedy or in combination with claims for monetary damages.

11. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, given by facsimile to the facsimile number set forth below, or mailed first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the Company and the Sponsor at the addresses and email set forth below and to any Management Stockholder at the address for such individual in the Company’s personnel files and to any subsequent holder of Common Stock subject to this Agreement at such facsimile number or address as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, when confirmation of facsimile has been received by the sender, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company’s address is:

a.k.a. Brands Holdings Corp.

100 Montgomery Street, Suite 1600

San Francisco, CA 94104

Attn: Jill Ramsey

Email: [*****]

with copies (which shall not constitute notice) to:

c/o Summit Partners, L.P.

222 Berkeley Street, 18th Floor

Boston, MA 02116

Attn: Christopher Dean and Matthew Hamilton

Email: [*****]

Kirkland & Ellis LLP

200 Clarendon St.

Boston, MA 02116

Attention: Matthew D. Cohn, P.C., Dave Gusella

Email: matthew.cohn@kirkland.com; dave.gusella@kirkland.com

12. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

13. Waiver of Jury Trial. As a specifically bargained for inducement for each of the parties hereto to enter into this Agreement (after having the opportunity to consult with counsel), each party hereto expressly waives the right to trial by jury in any lawsuit or proceeding relating to or arising in any way from this Agreement or the matters contemplated hereby.

14. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

15. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

*     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first written above.

COMPANY:

A.K.A. BRANDS HOLDINGS CORP.

By:	/s/ Jill Ramsey
Name:	Jill Ramsey
Its:	CEO

Signature page to Stockholders Agreement

SPONSOR:

NEW EXCELERATE, L.P.

By:	/s/ Matthew Hamilton
Name:	Matthew Hamilton
Its:	Manager

Signature page to Stockholders Agreement

SUMMIT INVESTORS:

SUMMIT PARTNERS ENTREPRENEUR ADVISORS FUND III, L.P.

By:	Summit Partners Entrepreneur Advisors GP III, LLC
Its:	General Partner

By:	Summit Master Company, LLC
Its:	Manager

By:	/s/ Christopher Dean
Name:	Christopher Dean
Its:	Authorized Signatory

SUMMIT PARTNERS GROWTH EQUITY FUND IX-A AIV, L.P.

By:	Summit Partners GE IX AIV, L.P.
Its:	General Partner

By:	Summit Partners GE IX AIV, Ltd.
Its:	General Partner

By:	/s/ Christopher Dean
Name:	Christopher Dean
Its:	Director

SUMMIT PARTNERS GROWTH EQUITY FUND IX-B AIV, L.P.

By:	Summit Partners GE IX AIV, L.P.
Its:	General Partner

By:	Summit Partners GE IX AIV, Ltd.
Its:	General Partner

By:	/s/ Christopher Dean
Name:	Christopher Dean
Its:	Director

Signature page to Stockholders Agreement

SUMMIT INVESTORS GE IX/VC IV, LLC

By:	Summit Investors Management, LLC
Its:	Manager

By:	Summit Master Company, LLC
Its:	Managing Member

By:	/s/ Christopher Dean
Name:	Christopher Dean
Its:	Authorized Signatory

SUMMIT INVESTORS GE IX/VC IV (UK), L.P.

By:	Summit Investors Management, LLC
Its:	General Partner

By:	Summit Master Company, LLC
Its:	Managing Member

By:	/s/ Christopher Dean
Name:	Christopher Dean
Its:	Authorized Signatory

Signature page to Stockholders Agreement

MANAGEMENT STOCKHOLDERS:

EXECUTED by Bryett Enterprises Pty Ltd ACN 169 041 294 as trustee for The Bryett Enterprises Trust in accordance with its constituent documents and all applicable laws:	) )

Signature of Director

Name of Director (Please print)

Signature page to Stockholders Agreement

Signed by Beard Trading Pty Ltd (ACN 600 219 850) as trustee for the Tah-Nee Aleman Family Trust under s.127(1) of the Corporations Act 2001 sign the signatory states that he or she is the sole director and sole secretary of the company
Tah-nee Beard
full name

Signed by Beard Trading Pty Ltd (ACN 600 219 850) as trustee for The Simon Beard Family Trust under s.127(1) of the Corporations Act 2001 sign the signatory states that he or she is the sole director and sole secretary of the company
Tah-nee Beard
full name

Signed by Beard Trading Pty Ltd (ACN 600 219 850) as trustee for The TF Apparel Discretionary Trust under s.127(1) of the Corporations Act 2001 sign the signatory states that he or she is the sole director and sole secretary of the company
Tah-nee Beard
full name

Signature page to Stockholders Agreement